Ian T. Clark Joins GoodRx Board of Directors
Former Genentech CEO brings over 35 years of pharmaceutical and healthcare expertise to
GoodRx
SANTA MONICA, Calif. July 10, 2024 - GoodRx Holdings, Inc. (Nasdaq: GDRX) ("we," "us,"
"our," “GoodRx” or the “Company”), the leading prescription savings platform in the U.S., today announced the election of Ian T. Clark to its Board of Directors. Mr. Clark brings to GoodRx over
35 years of experience in the pharmaceutical and healthcare industries. He formerly served as
Chief Executive Officer of Genentech, a biotechnology company, and previously held leadership positions at Novartis, Sanofi, Ivax Pharmaceuticals and G.D. Searle. Currently, Mr. Clark is on
the board of directors of several public biopharmaceutical and biotechnology companies, including Kyverna Therapeutics, Olema Pharmaceuticals, Takeda Pharmaceuticals, Guardant
Health and Corvus Pharmaceuticals.
“We believe Mr. Clark’s substantial experience in biopharmaceuticals and biotechnology will be a valuable asset to GoodRx as we look to expand our work with pharma manufacturers to deliver more affordable prices on prescriptions to consumers,” said Trevor Bezdek, GoodRx co-
founder and Chairman of the Board. “Additionally, we believe his experience leading publicly traded companies in the healthcare industry will help further fortify our Board’s business acumen and understanding of the complex healthcare business landscape.”
Mr. Clark has joined the Board’s Nominating and Corporate Governance Committee and will also serve as the chairperson of the Board’s newly established Innovation Committee.
About GoodRx
GoodRx is the leading prescription savings platform in the U.S. Trusted by more than 25 million consumers and 750,000 healthcare professionals annually, GoodRx provides access to savings and affordability options for generic and brand-name medications at more than 70,000 pharmacies nationwide, as well as comprehensive healthcare research and information. Since
2011, GoodRx has helped consumers save nearly $75 billion on the cost of their prescriptions.
GoodRx periodically posts information that may be important to investors on its investor relations website at https://investors.goodrx.com. We intend to use our website as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors and potential investors are encouraged to consult
GoodRx’s website regularly for important information, in addition to following GoodRx’s press releases, filings with the Securities and Exchange Commission and public conference calls and webcasts. The information contained on, or that may be accessed through, GoodRx’s website is not incorporated by reference into, and is not a part of, this press release.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the anticipated contributions from Ian T. Clark
Exhibit 99.1
in his directorship and expected benefits to the Company and our Board. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to our ability to attract and retain talent and the important factors discussed under the caption “Risk Factors” in
GoodRx’s Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-
looking statements represent management’s estimates as of the date of this press release.
While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Investor Contact
ir@goodrx.com
Media Contact
press@goodrx.com